UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2022

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Dublin Landings, North Wall Quay Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2022 (the “Restatement Date”), Adient US LLC, a Michigan limited liability company (the “Lead Borrower”), Adient plc, and the other Loan Parties (as defined in the Amended Credit Agreement (as defined below)) entered into an amendment and restatement agreement (the “Amendment and Restatement”), which amended and restated that certain Revolving Credit Agreement, dated as of May 6, 2019 (as amended prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Amendment and Restatement, the “Amended Credit Agreement”), among the Borrowers (as defined therein), each of the lenders identified therein and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”).

The Amendment and Restatement, among other changes, (i) extends the maturity date for loans outstanding under the Amended Credit Agreement to November 2, 2027 (subject to certain springing maturity provisions), (ii) replaces LIBOR with Term SOFR as the benchmark rate of interest for U.S. dollar borrowings thereunder and (iii) provides flexibility for future amendments to the Amended Credit Agreement to incorporate certain sustainability-based pricing provisions.

The obligations under the Amended Credit Agreement continue to be guaranteed on a secured basis by Adient plc and certain of its material wholly-owned restricted subsidiaries on substantially the same terms and subject to the same exceptions as the Existing Credit Agreement.

The foregoing description of the Amendment and Restatement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment and Restatement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2022, Adient plc issued a news release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2022. The news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Exhibit Description

10.1	Amendment and Restatement Agreement, dated November 2, 2022 by and among the Lead Borrower and the other Loan Parties party thereto, the lenders party thereto, and the Agent.

99.1	Adient plc News Release dated November 4, 2022.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: November 4, 2022	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary